                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 23, 2002

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-05418                  41-0617000
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


         11840 Valley View Road
         Eden Prairie, Minnesota                                 55344
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
                                                           --------------

Items 1 - 4.  Not Applicable
-----------

Item 5.  Other Events
------   ------------

     On April 23, 2002, SUPERVALU INC. entered into a new revolving credit agreement with various financial institutions that provides for an unsecured credit facility in the amount of $650 million with rates tied to LIBOR plus
0.650 to 1.400 percent. The agreement, the form of which is filed as Exhibit
4.11 to this report, contains various financial covenants including ratios for fixed charge interest coverage, asset coverage and debt leverage, in addition to a minimum net worth covenant. The new credit agreement will expire in April 2005 and replaces the SUPERVALU's $400 million revolving credit agreement that was to expire in October 2002 and its $300 million revolving credit agreement that was to expire in August 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 23, 2002

                                       SUPERVALU INC.


                                       By: /s/ Pamela K. Knous
                                           -------------------------------------
                                           Pamela K. Knous
                                           Executive Vice President and
                                              Chief Financial Officer
                                           (Authorized Officer of Registrant)

                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------

   4.11 Form of Credit Agreement, dated as of April 23, 2002, among the Registrant, the Lenders named therein, JPMORGAN Chase Bank, as Administrative Agent, and Bank One, NA, as Syndication Agent.